                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   12/01/03 - 12/31/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


REQUIRED DOCUMENTS                                                                             DOCUMENT    EXPLANATION
                                                                                   FORM NO.    ATTACHED    ATTACHED
                                                                                   --------    --------    --------
Schedule of Cash Receipts and Disbursements                                        MOR - 1A     x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)             MOR - 1B     x
Statement of Operations                                                            MOR - 2
Balance Sheet                                                                      MOR - 3
Status of Postpetition Taxes                                                       MOR - 4      x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                           x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                  x

Summary of Unpaid Postpetition Debts                                               MOR - 4      x
    Listing of aged accounts payable                                                            x
Accounts Receivable Aging                                                          MOR - 5      x
Debtor Questionnaire                                                               MOR - 5      x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:

/s/ Mark E. Toney                                  Executive Chairman
----------------------------------                 -----------------------------
Signature of Responsible Party                     Title


Mark E. Toney                                      1-20-04
----------------------------------                 -----------------------------
Printed Name of Responsible Party                  Date


PREPARER:

/s/ John P. Boyle                                  Chief Accounting Officer
----------------------------------                 -----------------------------
Signature of Preparer                              Title


John P. Boyle                                      1-20-04
----------------------------------                 -----------------------------
Printed Name of Preparer                           Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 12/01/03 - 12/31/03


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                   CURRENT MONTH            CUMULATIVE FILING TO DATE
                                               Debtor     Non-Debtor (i)               Actuals
                                               ------     --------------               -------
CASH BEGINNING                                     100              2                      132

RECEIPTS
Customer Payments (a)                               42              -                     (163)
Trust Receipts (b)                                   -          9,135                   17,084
Trust Advances (b)                                   -         (1,537)                  (9,507)
Receipt of Servicer Fee                            129              -                      413
DIP Facility Advances                                -              -                    6,750
                                                  ----         ------                   ------
TOTAL RECEIPTS                                     171          7,598                   14,577
                                                  ----         ------                   ------
DISBURSEMENTS
Payroll (d)(e)(f)                                 (356)             -                   (1,181)
Benefits (d)(e)(f)                                 (35)             -                     (139)
Building Costs (g)                                 (79)             -                     (247)
Equipment Costs                                    (21)             -                     (104)
Auto, Travel & Entertainment                       (28)             -                      (93)
Outside Services                                   (48)             -                     (130)
Sales & Use Taxes                                    -              -                        -
Payments by Affiliates on Debtor's Behalf (c)      650              -                    2,058
DIP Facility Repayments                           (154)             -                   (4,872)
Advance to RC III Trust (j)                          -              -                   (2,000)
Paydown of US Bank Debt                              -         (7,555)                  (7,555)
Other Expense (h)                                  (99)             -                     (300)

Professional Fees                                    -              -                        -
U.S. Trustee Quarterly Fees                          -              -                        -
                                                  ----         ------                   ------
TOTAL DISBURSEMENTS                               (170)        (7,555)                 (14,563)
                                                  ----         ------                   ------
NET CASH FLOW                                        1             43                       14
                                                  ----         ------                   ------
CASH END OF MONTH                                  101             45                      146
                                                  ----         ------                   ------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                               (170)
   Transfers to Debtor in Possession Accounts                                        -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)          -
   Disbursements Related to Restricted Funds that are not Estate Expenses            -
   Payments by Affiliates on Debtor's Behalf (c)                                  (650)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                   (820)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 12/01/03 - 12/31/03


BANK RECONCILIATIONS
(in thousands)

                                                                        ACCOUNTS                   CURRENT MONTH
                                                   Debtor Operating    Non-Debtor (i)      Other      Actuals
                                                   ----------------    --------------      -----      -------
CASH BEGINNING OF MONTH                                     100                  2            -          102

RECEIPTS
Customer Payments (a)                                        42                  -            -           42
Trust Receipts (b)                                            -              9,135            -        9,135
Trust Advances (b)                                            -             (1,537)           -       (1,537)
Receipt of Servicer Fee                                     129                  -            -          129
DIP Facility Advances                                         -                  -            -            -
                                                           ----             ------          ---       ------
TOTAL RECEIPTS                                              171              7,598            -        7,769
                                                           ----             ------          ---       ------

DISBURSEMENTS
Payroll (d)(e)(f)                                          (356)                 -            -         (356)
Benefits (d)(e)(f)                                          (35)                 -            -          (35)
Building Costs (g)                                          (79)                 -            -          (79)
Equipment Costs                                             (21)                 -            -          (21)
Auto, Travel & Entertainment                                (28)                 -            -          (28)
Outside Services                                            (48)                 -            -          (48)
Sales & Use Taxes                                             -                  -            -            -
Payments by Affiliates on Debtor's Behalf (c)               650                                          650
DIP Facility Repayments                                    (154)                 -            -         (154)
Advance to RC III Trust (j)                                   -                  -            -            -
Paydown of US Bank Debt                                       -             (7,555)           -       (7,555)
Other Expense (h)                                           (99)                 -            -          (99)

Professional Fees                                             -                  -            -            -
U.S. Trustee Quarterly Fees                                   -                  -            -            -
                                                           ----             ------          ---       ------
TOTAL DISBURSEMENTS                                        (170)            (7,555)           -       (7,725)
                                                           ----             ------          ---       ------
NET CASH FLOW                                                 1                 43            -           44
                                                           ----             ------          ---       ------
CASH END OF MONTH                                           101                 45            -          146
                                                           ----             ------          ---       ------
BANK BALANCE                                                101                 45            -          146
   Deposits in Transit                                        -                  -            -            -
   Outstanding Checks                                         -                  -            -            -
   Other                                                      -                  -            -            -
ADJUSTED BANK BALANCE                                       101                 45            -          146
                                                           ----             ------          ---       ------

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 12/01/03 - 12/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $650 paid by DFS on behalf of the Debtor consists of the following:

                                        DFS Direct  DFS Allocated       Total
                Payroll                      $286          $ 70          $356
                Benefits                       29             6            35
                Building Costs                  9            70            79
                Equipment Costs                 4            17            21
                Auto, Travel & Ent             27             1            28
                Outside Services               36            12            48
                Other*                         12            71            83
                Total                        $403          $247          $650

                  *Does not include $16 in direct bank charges (see footnote h)

      (d) The number of employees at the end of the period as compared to pre-petition:

                July                      66
                December                  26

      (e) The benefit-to-payroll relationship, with an 8.0% allocation of benefits (similar to payroll) is 9.9% for BC.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $79 ($70 allocation from DFS and $9 direct costs) were primarily the result from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $99 were primarily the result of $16 in direct bank charges, $6 in licenses fees, $6 of miscellaneous and $71 of allocations from DFS. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j) To make funds available to continue funding clients in the RC III trust.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           Beginning       Amount                    Ending
                                              Tax        Withheld or    Amount         Tax
                                           Liability       Accrued       Paid       Liability
                                           ---------       -------      ------      ---------
FEDERAL
Withholding                                       -             44         (44)           -
FICA-Employee                                     -             11         (11)           -
FICA-Employer  (b)                                -             13         (11)           2
Unemployment                                      -              -           -            -
Income (c) (d)                               (3,127)        (2,135)      1,757       (3,505)
Other                                             -              -           -            -
    Total Federal Taxes                      (3,127)        (2,067)      1,690       (3,503)
STATE AND LOCAL
Withholding                                       -              8          (8)           -
Sales (b)                                         -              -           -            -
Excise                                            -              -           -            -
Unemployment                                      -              -           -            -
Real Property                                     -              -           -            -
Personal Property                                 -              -           -            -
Florida Doc Stamp                                 -              -           -            -
Franchise                                         -              -           -            -
Other: Local Income Tax Withholding               -              1          (1)           -
    Total State and Local                         -              9          (9)           -
TOTAL TAXES                                  (3,127)        (2,058)      1,682       (3,503)

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                   AMOUNT
----------------------                                   ------
Current                                                      54
0 - 30 days                                                   -
31 - 60 days                                                  -
61 - 90 days                                                  -
91+ days                                                      -
TOTAL ACCOUNTS PAYABLE                                       54

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 12/01/03 - 12/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03


                                 RECEIVABLES (a)

(in thousands)

RECEIVABLES                                                                    AMOUNT
-----------                                                                    ------
Total Lines of Credit Collateralized by Third-party Medical Receivables        277,787

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                          YES       NO
----------------------------                                                          ---       --
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period?  If yes, provide an explanation below.                     X


2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation
      below.                                                                                     X

3.    Have all postpetition tax returns been timely filed?  If no, provide an
      explanation below.                                                                X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?  If no, provide an explanation below.                        X

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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of December 31, 2003 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   12/01/03 - 12/31/03


                         DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

          1-20-04                            /s/ John P. Boyle
---------------------------                  ---------------------------------
            Date                             Signature of Responsible Party
                                             John P. Boyle